YieldMax S&P 500 0DTE Covered Call Strategy ETF

Schedule of Investments

April 30, 2026 (Unaudited)

PURCHASED OPTIONS - 84.7%(a)(b)(c)	Notional Amount	Contracts	Value
Call Options - 84.7%
S&P 500 Index, Expiration: 12/18/2026; Exercise Price: $1,200.26(d)	$22,347,931	31	$18,583,952

TOTAL PURCHASED OPTIONS (Cost $17,614,393)			18,583,952

SHORT-TERM INVESTMENTS - 8.7%
Money Market Funds - 5.5%	Shares	Value
First American Government Obligations Fund - Class X, 3.58%(e)	1,198,794	1,198,794

U.S. Treasury Bills - 3.2%	Principal Amount	Value
U.S. Treasury Bill, 5/12/2026, 3.32%(f)	$670,000	669,269
U.S. Treasury Bill, 7/9/2026, 3.63%(f)	28,000	27,807
U.S. Treasury Bill, 9/3/2026, 3.64%(f)	27,000	26,665
		723,741

TOTAL SHORT-TERM INVESTMENTS (Cost $1,922,523)		1,922,535

TOTAL INVESTMENTS - 93.4% (Cost $19,536,916)		$20,506,487
Other Assets in Excess of Liabilities - 6.6%		1,443,914
TOTAL NET ASSETS - 100.0%		$21,950,401

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Non-income producing security.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(e)	The rate shown represents the 7-day annualized effective yield as of April 30, 2026.
(f)	The rate shown is the annualized effective yield as of April 30, 2026.